Exhibit 10.4

PURSUANT TO ITEM 601(b)(10)(iv) OF REGULATION S-K, CERTAIN IDENTIFIED INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT BECAUSE IT IS NOT MATERIAL AND IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Reference No.	:	Lic No	:

Submission ID	:	UEN	:

REPUBLIC OF SINGAPORE

SINGAPORE CIVIL DEFENCE FORCE

FIRE SAFETY ACT 1993 (PART 6)

CONTROL OF PETROLEUM AND FLAMMABLE MATERIALS

PETROLEUM & FLAMMABLE MATERIALS IMPORT LICENCE

Under the part VI of the Fire Safety Act, a licence is hereby granted to:

Licensee (Company Name and Address):

AP ENGINEERING SOLUTIONS PTE LTD

60 KAKI BUKIT PLACE

#05-01 EUNOS TECHPARK

SINGAPORE 415979

Attn :

Licence to Import (see Annex A)

Period of Licence	Licence fee

01-Jul-2025 To 30-Jun-2028	210.0

This import licence granted is subject to the provisions of Fire Safety Act and Fire Safety (Petroleum & Flammable Materials) Regulations. In addition, the licence issued is subject to the following conditions:

i)	Importer must ensure that the imported goods are stored in petroleum & flammable material licensed premises.
ii)	Importer must ensure that the imported goods shall not cause the fire safety requirements of the licensed storage premises to be compromised in any manner such as exceeding the licensed storage quantity or not in accordance to approved storage licence.
iii)	Importers using 3rd party licensed storage premises must ensure that the necessary authorization must be obtained from the licensed storage premises. The use of unauthorized storage licences will render the licence holder/company liable tor prosecution.
iv)	Importer must ensure that the imported goods are transported by a petroleum & flammable licensed vehicle.
v)	Flammable materials in packaging such as drums, carboys etc are to be kept in a sheltered store with adequate security, ventilation and control facilities to contain spillage or, leakage.
vi)	For the import of flammable material controlled by SCDF, you are to ensure that your company or your declaring agent declares the appropriate HS codes & product codes when submitting the inward/ outward permit applications. Misuse of the HS codes & product code will render the licence holder / company liable to prosecution.
vii)	The import of Compressed Natural Gas (CNG) and Class O Petroleum (Liquefied Petroleum Gas) in cylinders are not allowed.

Alice Seto Lai Chee	02-Jun-2025
for COMMISSIONER	Date of Issue

SINGAPORE CIVIL DEFENCE FORCE
(This is a computer generated letter. No signature is required)

ANNEX A	FM LIST

*	Please ensure that the Storage Licence is renewed before the expiry of the Licence end date. Otherwise your import license may be revoke.